UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 2, 2015

FORESIGHT ENERGY LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 North Broadway Suite 2600 Saint Louis, MO	63102
(Address of Principal Executive Offices)	(Zip Code)

(314) 932-6160

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b). Departure of Directors or Certain Officers

On February 2, 2015, Foresight Energy LP (the “Partnership”) issued a press release announcing the resignation of Mr. E. Bartow Jones from the Board of Directors of the Partnership’s general partner.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished as part of this Current Report on Form 8-K:

99.1	Press release, dated February 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2015

FORESIGHT ENERGY LP

By Foresight Energy GP LLC, its general partner

By:	/s/ Michael J. Beyer
Michael J. Beyer
President & Chief Executive Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by Foresight Energy LP on February 2, 2015